UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

SIGMA LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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SIGMA LABS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 AM Local Time on May 24, 2021

Dear Stockholders of Sigma Labs, Inc.:

Notice (“Notice”) is hereby given to the holders of common stock, $0.001 par value per share, of Sigma Labs, Inc. that a Special Meeting of Stockholders will be held at 10:00 AM, local time, on Monday, May 24, 2021 in a virtual meeting format only due to COVID-19, to protect the health and well-being of our stockholders, directors and employees and taking into account current federal, state and local guidance, for the following purposes:

(1)	To approve an amendment to the Sigma Labs, Inc. Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the authorized number of shares of common stock from 12,000,000 to 24,000,000; and

(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on March 26, 2021 as the record date for the Special Meeting. Only stockholders of record on March 26, 2021 are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting. Whether or not you expect to virtually attend the Special Meeting, please submit your proxy or voting instructions as promptly as possible to instruct how your shares are to be voted at the Special Meeting in order to assure the presence of a quorum at the Special Meeting. You may vote by Internet, telephone, mail or at the Special Meeting. If you vote by Internet or telephone, you do not have to separately mail a proxy or voting instruction form. In order to attend, you must register in advance at http://viewproxy.com/sigmalabsinc/2021SM/htype.asp prior to the deadline of May 21, 2021 at 11:59 p.m. (Eastern Time). Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the meeting and will also permit you to submit questions. Please be sure to follow the instructions on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

This Proxy Statement can be accessed directly at the following Internet address: http://www.viewproxy.com/SigmaLabsInc/2021SM.

We appreciate your continued support of Sigma Labs, Inc. We look forward to seeing you at the Special Meeting or receiving your proxy.

By Order of the Board of Directors,

/s/ Mark K. Ruport
Mark K. Ruport
Chief Executive Officer
Santa Fe, New Mexico
April , 2021

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING ELECTRONICALLY. ALL STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 26, 2021 ARE RESPECTFULLY URGED TO SUBMIT A PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE TO INSTRUCT HOW THEIR SHARES ARE TO BE VOTED AT THE SPECIAL MEETING.

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SIGMA LABS, INC.

PROXY STATEMENT

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SIGMA LABS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held May 24, 2021

This Proxy Statement and the enclosed form of proxy are being furnished to stockholders of Sigma Labs, Inc. (the “Company”) as of the close of business on March 26, 2021 (the “Record Date”), in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board” or the “Board of Directors”) of proxies for use at a Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 A.M. local time, on May 24, 2021, in a virtual meeting format due to COVID-19, to protect the health and well-being of our stockholders, directors and employees and taking into account current federal, state and local guidance, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

This Proxy Statement and the accompanying proxy card are first being mailed on or about April 20, 2021 to our stockholders of record as of the close of business on the Record Date. Stockholders should review the information provided herein in conjunction with the Company’s 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”). The Annual Report is also available under the “Investors” tab on our corporate website (www.sigmalabsinc.com), and this Proxy Statement will also be available under the “Investors” tab on our corporate website beginning on or about April 20, 2021 and on the SEC’s website at www.sec.gov. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

PURPOSES OF THE MEETING

At the Special Meeting, the Company’s Stockholders will consider and vote upon the following matter:

(1)	Approval of an amendment to the Sigma Labs, Inc. Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the authorized number of shares of common stock from 12,000,000 to 24,000,000.

Unless contrary instructions are indicated on the proxy you submit, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth below) will be voted in accordance with the recommendation of the Board of Directors as follows:

●	“FOR” approval of the amendment to the Articles of Incorporation to increase the authorized number of shares of common stock to 24,000,000 (Proposal I).

In the event a stockholder specifies a different choice by means of a properly submitted proxy, such stockholder’s shares will be voted in accordance with the specification so made. In addition, your shares will be voted as the proxyholders may determine in their discretion upon any other proposals as may properly come before the Special Meeting.

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OUTSTANDING VOTING STOCK AND VOTING RIGHTS

As of the close of business on the Record Date, the Company had 10,492,098 shares par value $0.001 per share of common stock (“Common Stock”) outstanding. Each stockholder of record on the Record Date is entitled to one vote on all matters presented at the Special Meeting for each share of Common Stock held by such stockholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Virtual attendance at the Special Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of the Company. In order to attend, you must register in advance at http://viewproxy.com/sigmalabsinc/2021SM/htype.asp prior to the deadline of May 21, 2021 at 11:59 p.m. (Eastern Time). Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the meeting and will also permit you to submit questions. Please be sure to follow the instructions on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.

If your shares of Common Stock are registered directly in your name with Issuer Direct Corporation, as of the Record Date, you may vote:

(1)	By Internet: Go to www.FCRvote.com/sglbsm and follow the instructions;

(2)	By Telephone: Call toll-free to 1-866-402-3905 and follow the instructions;

(3)	By Mail: Complete, sign, date and return your proxy card in the envelope supplied to you with the written proxy materials; or

(4)	In Person: Attend the Special Meeting virtually and vote at the Special Meeting in accordance with the instructions set forth in the paragraph above and subsequent instructions that will be delivered to you via email.

If your shares are held by a bank, broker or other nominee, you are a beneficial owner of those shares rather than a stockholder of record. If you are a beneficial owner, your bank, broker or other nominee will forward you a complete set of the proxy materials, together with a voting authorization form. As a beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following the voting instructions provided by your bank, broker or other nominee. Please refer to the proxy materials forwarded by your bank, broker or other nominee for instructions regarding the methods available to vote your shares (Internet, telephone or mail). Please note that if your shares of Common Stock are held by a bank, broker or other nominee and you wish to vote in person virtually at the Special Meeting, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote in person virtually at the Special Meeting, and you must register in advance of the deadline of May 21, 2021 at 11:59 p.m. eastern at http://viewproxy.com/sigmalabsinc/2021SM/htype.asp.

Except as noted below, if you are a holder of record, you may use the Internet or any telephone to transmit your voting instructions or, if you received a printed set of the proxy materials, you may vote by mail by completing, signing, dating and returning the proxy card enclosed with the proxy materials you received before the polls close at the Special Meeting. If you are a stockholder of record, your proxy, whether submitted by Internet, telephone or by mail, may nevertheless be changed or revoked at any time prior to the voting thereof at the Special Meeting at your discretion either by (i) sending to the Company’s Secretary a written notice of revocation, (ii) by voting the shares covered thereby in person virtually at the Special Meeting in accordance with the instructions set forth above, on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email or (iii) by submitting another proxy dated subsequent to the date of the initial proxy. Please note that virtual attendance at the Special Meeting will not by itself constitute revocation of a proxy. If you are a beneficial owner, please refer to the voting instructions provided by the bank, broker or other nominee that holds your shares for information about the deadline for voting and instructions on how to change or revoke any previously submitted voting instructions.

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The vote required for approval of the proposal before the stockholders at the Special Meeting is as follows (and as summarized in the table below):

For Proposal I — approval of the amendment to the Articles of Incorporation to increase the authorized number of shares of common stock from 12,000,000 to 24,000,000, an affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve such proposal. Each stockholder may vote for, vote against or abstain from voting on such proposal. Abstentions are not treated as votes cast at the Special Meeting and therefore will have no effect on the outcome of the vote for Proposal I. Abstentions will be counted for purposes of determining whether a quorum is present at the meeting. A broker non-vote occurs when a broker, who has not received voting instructions from the beneficial owner of the shares, does not vote on a non-routine proposal because the broker does not have discretionary authority to vote on such proposal, but the broker may exercise its discretionary authority to vote the beneficial holder’s shares on a “routine” matter at the Special Meeting. Proposal I is considered a “routine” matter under applicable stock exchange rules. If you hold your shares through a broker and do not provide voting instructions to the broker, then under applicable stock exchange rules governing your broker, the broker may vote your shares in its discretion with respect to Proposal I above. Broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting.

INFORMATION CONCERNING THE PROXY SOLICITATION

The cost of preparing and making available this Proxy Statement, the Notice of Special Meeting of Stockholders, and the proxy is borne by the Company. In addition to the use of the Internet, employees of the Company may solicit proxies in person, by telephone, by mail, via the Internet and by other means of communication. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. Solicitation of proxies may also be made by directors, officers or regular employees of the Company. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing. We also will engage Alliance Advisors, LLC, a proxy solicitation firm, to assist in the solicitation of proxies. We will pay such firm a fee of approximately $5,500, plus reasonable and approved out-of-pocket expenses.

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PROPOSAL I

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

Background

Our Articles of Incorporation currently authorize a total of 12,000,000 shares of the Company’s Common Stock. After careful consideration, for the reasons discussed below, our Board has adopted and is recommending that our stockholders approve and adopt a proposal to amend our Articles of Incorporation to authorize an additional 12,000,000 shares of Common Stock, which would result in total authorized shares of Common Stock under our Articles of Incorporation of 24,000,000 shares of Common Stock. The text of the proposed Certificate of Amendment to our Articles of Incorporation, which we refer to as the Certificate of Amendment, is attached as Appendix A.

For the reasons discussed below, our Board determined that the proposed amendment was advisable and in the best interests of the Company and its stockholders and approved and adopted the amendment, subject to stockholder approval at the Special Meeting. The adoption of the Certificate of Amendment is expressly conditioned upon the approval of the Certificate of Amendment by our stockholders. Accordingly, if we do not receive the required stockholder approval for the Certificate of Amendment, we will not adopt the Certificate of Amendment.

If stockholders approve and adopt the amendment, it will become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which the Company intends to file shortly after the Special Meeting.

Text of the Proposed Amendment

The following is the text of the proposed amendment to Articles of Incorporation.

The first two paragraphs of ARTICLE IV of the Articles of Incorporation would be amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 34,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a)	24,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b)	10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).”

Reasons for the Proposed Amendment

On March 25, 2021, the Company entered into a Securities Purchase Agreement with certain purchasers named therein (the “Purchasers”) pursuant to which the Company sold to the Purchasers in a registered direct offering 2,190,000 shares of Common Stock and in a concurrent private placement warrants to purchase 2,190,000 shares of Common Stock (the “Placement Warrants”). Under the Securities Purchase Agreement, the Company is required to hold a meeting of its stockholders for the purpose of obtaining approval of an amendment to the Company’s Articles of Incorporation that increases the number of authorized shares of Common Stock from 12,000,000 to 24,000,000. The Purchasers have agreed to vote the shares purchased under the Securities Purchase Agreement in favor of the Amendment.

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As of March 31, 2021, the Company has 10,493,598 shares of Common Stock outstanding. As of such date, the Company has outstanding derivative securities (convertible preferred stock, stock options and warrants, including the Placement Warrants) which, upon full exercise or conversion, would result in the issuance of approximately 4,968,493 additional shares of Common Stock. Also, the Company is required to reserve approximately 374,203 additional shares of Common Stock covering the exercise or conversion of certain derivative securities. Pending obtaining stockholder approval of the amendment to increase our authorized shares of Common Stock, we have received waivers from certain holders of derivative securities with respect to their exercise or conversion of such securities.

The Board of Directors also believes that the additional shares of Common Stock could be used in a number of ways to improve the overall value of the Company:

●	We could use the shares for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have not entered into any agreements regarding such strategic transactions.

●	These shares could also be used for potential future financings, although we have not entered into any agreements regarding such financings.

●	These shares could also be used as part of our equity compensation program in order to attract, retain and motivate talented employees, consultants, advisors and non-employee directors. These equity grants provide these individuals with a direct stake in the future outcome of the Company and serve to align the interests of our employees with our stockholders.

●	These shares could also be used for the acquisition of potential future product lines, although we have not entered into any agreements for such acquisitions.

Other than the issuance of additional shares of Common Stock pursuant to the exercise or conversion of derivative securities, we do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of Common Stock that will become available for issuance if this proposal is approved. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance could proceed, except as provided under Nevada law and the NASDAQ Stock Market.

Possible Effects of the Proposed Amendment

If the proposed amendment to the Articles of Incorporation to authorize an additional 12,000,000 shares of Common Stock described above is approved and adopted by our stockholders, we will have the authority under our Articles of Incorporation to have up to 24,000,000 shares of Common Stock and 10,000,000 shares of preferred stock issued and outstanding. As of the close of business on the Record Date, we had 10,492,098 shares of Common Stock and 465 shares of preferred stock issued and outstanding. If this proposal is approved, the additional authorized shares of Common Stock may be issued at the discretion of the Company’s Board of Directors without further stockholder action, except as may be required by law or the rules of Nasdaq. The increase in authorized shares would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, any subsequent issuance of shares of common stock, other than on a pro-rata basis to all stockholders, would reduce each stockholder’s proportionate interest in our company. Any of the additional shares of common stock issued in the future would have the same rights and privileges as attach to the common stock currently authorized and outstanding and the par value of the Common Stock would remain unchanged at $0.001 par value per share. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

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We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and our requirement to obtain stockholder approval under the Securities Purchase Agreement, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

We cannot provide assurances that any such transactions previously mentioned will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock. Any such transactions may require the Company to incur nonrecurring or other charges and may pose significant integration challenges or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If the stockholders approve the proposal, the amendment will become effective upon the filing of the Certificate of Amendment to the Articles of Incorporation as set out above and in Appendix A with the Secretary State of the State of Nevada.

If Proposal I is not approved and adopted by our stockholders, our Articles of Incorporation will not be amended as set forth above and we will continue to have the authority under our Articles of Incorporation to have up to only 12,000,000 shares of Common Stock and 10,000,000 shares of preferred stock issued and outstanding. We would encounter greater difficulty in carrying out our business plans and achieving profitability because we may be unable (1) to issue additional shares of common stock to attract new employees or to award current employees for future performance, (2) to raise working capital by issuing shares of our common stock, and (3) to acquire other businesses and products in exchange for shares of our common stock. Also, we would not have sufficient number of authorized shares to satisfy our obligations with respect to the Company’s outstanding derivative securities, and we would be required to call a meeting of stockholders every 75 days after the Special Meeting to seek approval of the increase in authorized shares to not be in breach of the Securities Purchase Agreement.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and derivative securities to the extent that the exercise or conversion thereof may be affected by the failure to increase the authorized shares of our Common Stock.

Vote Required

The affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve and adopt the proposed amendment to the Articles of Incorporation to authorize an additional 12,000,000 shares of Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION.

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OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 31, 2021 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by our named executive officers and each of our directors (and director nominees), and (c) by all executive officers and directors of the Company as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 10,493,598 shares of our common stock outstanding on March 31, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of March 31, 2021 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

As of March 31, 2021, there are no 5% or greater beneficial holders of our common shares. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
John Rice(1)	91,905	*
Mark K. Ruport(2)	116,494	1.10%
Ronald Fisher(3)	18,637	*
Darren Beckett(4)	30,545	*
Salvatore Battinelli(5)	51,833	*
Dennis Duitch(6)	46,249	*
Kent J. Summers(7)	45,500	*
All executive officers and directors as a group (8 persons)(8)	419,537	3.84%

*Less than 1%.

(1)	Includes 90,548 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options.
(2)	Includes (a) 104,504 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options; (b) 6,166 shares that may be acquired now or within 60 days of March 31, 2021 pursuant to the conversion of the shares of the Company’s Series E Preferred Stock; and (c) 4,855 shares that may be acquired now or within 60 days of March 31, 2021 upon exercise of outstanding Class A Warrants.
(3)	Includes 17,312 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options.
(4)	Includes 29,420 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options.
(5)	Includes (a) 33,000 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options, (b) 3,083 shares that may be acquired now or within 60 days of March 31, 2021 pursuant to the conversion of shares of the Company’s Series E Preferred Stock, and (c) 2,428 shares that may be acquired now or within 60 days of March 31, 2021 upon exercise of outstanding Class A Warrants.
(6)	Includes 33,000 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options.
(7)	Includes 33,000 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options.
(8)	Includes (a) 358,189 shares that may be acquired now or within 60 days of March 31, 2021 upon the exercise of outstanding stock options and 9,249 shares that may be acquired now or within 60 days of March 31, 2021 pursuant to the conversion of the shares of the Company’s Series E Preferred Stock, and (c) 7,283 shares that may be acquired now or within 60 days of March 31, 2021 upon exercise of outstanding Class A Warrants.

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GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

A stockholder may send a written request for a copy of the Company’s 2020 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2020 Annual Report. All such requests should be directed to the Company at 3900 Paseo del Sol, Santa Fe, NM 87507, Attention: Corporate Secretary. Following receipt of any such request by a stockholder, the Company will furnish the requested materials to the stockholder without charge. The Company’s 2020 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available under the Investors tab of the Company’s website (www.sigmalabsinc.com).

Stockholder Proposals For the 2021 Annual Meeting

The Company currently plans to hold its Annual Meeting of Stockholders by July 15, 2021 (the “Outside Date”). If the Annual Meeting is held by the Outside Date, no proposals received after the date of this Proxy Statement will be eligible for inclusion.

 If the Annual Meeting is not held by the Outside Date, Stockholders may present proper proposals for inclusion in the Proxy Statement and for consideration at the Annual Meeting by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for the Annual Meeting, our Secretary must receive the written proposal at our principal executive offices not later than a reasonable time before the Company begins to print and send its proxy materials. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to: Sigma Labs, Inc., Attention: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507. The proxy statement for our 2021 annual meeting of stockholders will set forth procedures for presenting proposals for inclusion in the proxy statement for our 2022 annual meeting of stockholders.

Delivery of Documents to Stockholders Sharing an Address

The Company may deliver only one copy of this Proxy Statement to stockholders who share a single address. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. For future deliveries, stockholders who share a single address can request a separate copy of the Company’s proxy materials. Similarly, if multiple copies of the proxy materials are being delivered to a single address, stockholders can request a single copy of the proxy materials for future deliveries. To make a request, please call or write to the Secretary, Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, NM 87507 or (505) 438-2576. If you are a beneficial owner, please contact your bank, broker, or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

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Other Matters

The Board of Directors knows of no other business which will be presented at the Special Meeting. If, however, other matters are properly presented, the person named in the proxy will vote the shares represented thereby in accordance with his best judgment on such matters.

By Order of the Board of Directors,

/s/ Mark K. Ruport
Mark K. Ruport
Chief Executive Officer
Santa Fe, New Mexico
April , 2021

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Appendix A

Amendment to Amended and Restated Articles of Incorporation of Sigma Labs, Inc.

The first two paragraphs of ARTICLE IV of the Amended and Restated Articles of Incorporation of Sigma Labs, Inc. shall be amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 34,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a)	24,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b)	10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).”

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SIGMA LABS, INC.

Special Meeting of Stockholders

May 24, 2021 at 10:00 AM Local Time

The undersigned stockholder(s) hereby appoint(s) Mark K. Ruport, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Sigma Labs, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM MT on May 24, 2021 and any adjournment or postponement thereof. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/sigmalabsinc/2021SM/htype.asp by 11:59 PM ET on May 21, 2021. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Proxy Statement in the section titled “Outstanding Voting Stock and Voting Rights.”

THIS PROXY IS SOLICITED ON BEHALF OF SIGMA LABS, INC.’S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.

Continued and to be signed on reverse side

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

Proxy Statement is available at http://www.viewproxy.com/sigmalabsinc/2021SM

Please mark your votes like this ☒

The Board of Directors recommends that you vote FOR the following proposal:

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

This Proxy, if properly executed and returned prior to the Special Meeting, will be voted in the manner directed above. If no direction is made, this Proxy will be voted in accordance with the recommendation of the Company's Board of Directors with respect to the Proposal and in the proxy holder's discretion on all other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

Please sign this Proxy exactly as your name appears on your stock certificate and date it below. Where shares are held jointly, each stockholder must sign. When signing as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign using the full corporate name by president or other authorized officer, indicating the officer's title. If a partnership, please sign in the partnership's name by an authorized person.

Please indicate if you plan to attend this meeting. Yes ☐ **No** ☐

Date:____________________________

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Signature

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Signature (if held jointly)

→ ☐

VIRTUAL CONTROL NUMBER

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

VIRTUAL CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Special Meeting

INTERNET

Vote Your Shares on the Internet:

Go to www.FCRvote.com/sglbsm

TELEPHONE

Vote Your Shares by Phone: Call 1-866-402-3905

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you

MAIL

Vote Your Shares by Mail: